SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported):
                                January 21, 2002

                          AMERICAN HOMESTAR CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                      TEXAS
                 (State or Other Jurisdiction of Incorporation)

        000-24210                                        76-0070846
 (Commission File Number)                   (IRS Employer Identification Number)


         2450 South Shore Boulevard, Suite 300, League City, Texas 77573
              (Address of Principal Executive Offices and Zip Code)

                                 (281) 334-9700
              (Registrant's Telephone Number, Including Area Code)


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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     As previously reported on Form 8-K filed on January 23, 2001, the Registrant and 21 of its affiliates filed a voluntary petition for bankruptcy on January 11, 2001, under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (the "Bankruptcy Court"). The Registrant emerged from bankruptcy protection after the Bankruptcy Court confirmed the Registrant's Third Amended Plan of Reorganization (the "Plan") on August 14, 2001. The Plan became effective on October 3, 2001, as to all 22 entities that filed bankruptcy. Because of the bankruptcy proceedings, the Registrant did not complete an audit for the year ended June 30, 2001.

     Prior to January 21, 2002, KPMG LLP ("KMPG") served as the Registrant's independent auditors. On January 8, 2002, upon the recommendation of the Registrant's Audit Committee, the Board of Directors of the Registrant resolved that the Registrant would retain Mann Frankfort Stein & Lipp Advisors, Inc. ("Mann Frankfort") as the Registrant's independent public accountants following the Registrant's emergence from bankruptcy. On January 21, 2002, the Registrant formally engaged Mann Frankfort and notified KPMG (which had last audited the Registrant's financial statements for the fiscal year ended June 30, 2000) of the dismissal of KPMG and subsequent engagement of Mann Frankfort.

     The reports of KPMG on the Registrant's consolidated financial statements as of May 31, 1999 and June 30, 2000 and for each of the two years ended May 31, 1999 and June 30, 2000 and the one month ended June 30, 1999, included in the Registrant's annual report on Form 10-K filed October 13, 2000 contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended May 31, 1999 and June 30, 2000, and subsequent periods through January 21, 2002 (including the fiscal year ended June 30, 2001, for which audited financial statements are not available), there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused them to make reference thereto in their report on the consolidated financial statements for such periods.

     The Registrant has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated January 22, 2002, is filed as
Exhibit 16.1 to this Form 8-K.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)  Exhibits.

     16.1 Letter from KPMG LLP to the Securities and Exchange Commission regarding the change in the Registrant's certifying accountant.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        American  Homestar  Corporation
                                        (Registrant)

Date:  January 24, 2002                 By:  /s/  Craig A. Reynolds
                                           -------------------------------------
                                               Craig A. Reynolds, Secretary


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